Exhibit 99.1

Data443 Brings Convaa.ai™ to iPhone Duo: Live, Multi-Person AI Collaboration Now Available on the App Store for Apple’s New Foldable

Teams — including people from other companies — can now work with AI together, live, on the 7.6-inch inner display of iPhone Duo, with enterprise IT still in control

RESEARCH TRIANGLE PARK, N.C., November 12, 2026 — Data443 Risk Mitigation, Inc. (OTCPK: ATDS) (“Data443” or the “Company”), a data security and privacy software company for “All Things Data Security,” today announced that Convaa.ai™, its enterprise AI collaboration platform, is available on the App Store and works with iPhone Duo, the new foldable smartphone from Apple - https://apps.apple.com/us/app/convaa/id6800058269 - version 1.5.0 .

Convaa.ai™ brings people together with AI — employees and the partners, suppliers and customers they work with — in live sessions where several people prompt, review and refine AI work at the same time. The enterprise decides who participates, which models are used, and what data those models can reach. All model run locally in the enterprise, using native enterprise compute. All sessions are protected by Vaikora(tm).

Convaa.ai™ on iPhone Duo

●	Room to work together — on the 7.6-inch inner display, [the live AI session and the team conversation appear side by side, so participants can follow both without switching screens.
●	Quick check-ins — on the 5.4-inch outer display, users can follow session activity and respond without unfolding the device.
●	The same controls — enterprise IT governs who joins, which models are used and what data those models can reach, on iPhone Duo as on the web.

Key facts

●	70+ — countries and regions where iPhone Duo became available at launch on October 23, 2026, with 28 more beginning October 30, according to Apple.
●	50% — how much larger the 7.6-inch inner display of iPhone Duo is than the display of iPhone 18 Pro Max, according to Apple.
●	Collaboration on the fold — in announcing iPhone Duo, Apple cited Zoom and Slack among the third-party apps already taking advantage of the folding design.
●	10,000+ — Data443 customers in more than 100 countries. Convaa.ai™ is built on the same data classification, discovery and policy foundation.

Availability

Convaa.ai™ for iPhone is available on the App Store at https://apps.apple.com/us/app/convaa/id6800058269 and works with iPhone Duo. Convaa.ai™ is also available on the web at https://convaa.ai. Video and audio capabilities are expected to be released shortly.

“More of the work people do with AI happens on the phone than anyone plans for, and it is rarely done alone,” said Jason Remillard, Chief Executive Officer and Founder of Data443. “iPhone Duo puts a screen in people’s pockets big enough for a team to work through a live AI session together. We moved quickly to bring Convaa.ai™ to it, with the same IT controls enterprises rely on everywhere else.”

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: ATDS) provides software and services to enable secure data across devices and databases, both at rest and in transit, locally, on a network, or in the cloud. We are All Things Data Security™. With over 10,000 customers in more than 100 countries, Data443 offers a modern approach to data governance and security by identifying and protecting all sensitive data, regardless of location, platform, or format. Data443’s framework helps customers prioritize risk, identify security gaps, and implement effective data protection and privacy management strategies. Data443 is headquartered in Research Triangle Park, North Carolina. For more information, visit https://data443.com.

Contacts

Investor Relations

Matthew Abenante

ir@data443.com

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements other than statements of historical fact, including statements regarding the anticipated capabilities, performance, availability, deployment, cost characteristics, customer adoption and commercial reception of Convaa.ai™; the availability, performance and adoption of Convaa.ai™ on iPhone Duo and other mobile devices; the expected timing, capabilities and release of the video and audio features of Convaa.ai™; the ability of Convaa.ai™ to operate on customer-owned infrastructure, use local inference and reduce the need for other collaboration tools; trends in enterprise adoption of artificial intelligence; the competitive landscape for AI collaboration products; and the Company’s plans for its artificial intelligence product portfolio. Words such as “anticipate,” “believe,” “continue,” “could,” “designed to,” “expect,” “intend,” “may,” “plan,” “potential,” “seek,” “should,” “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements are based on management’s current expectations and assumptions, are not guarantees of future performance, and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. These risks and uncertainties include, among others: the Company’s history of losses, limited cash resources, need for additional financing and any substantial doubt about its ability to continue as a going concern; the early stage of commercial adoption of the Company’s artificial intelligence products and the possibility that Convaa.ai™ does not achieve market acceptance; the possibility that Convaa.ai™ does not perform as designed, including in customer-managed environments, does not deliver anticipated cost savings, or contains defects or vulnerabilities; the possibility that video and audio capabilities are delayed, changed or not released; the Company’s dependence on third-party artificial intelligence models, including commercial and open-source models, and on customer infrastructure, whose availability, performance and terms may change; the Company’s dependence on third-party platforms, including the App Store, whose review processes, policies and terms may change; the possibility that competitors, including larger and better-capitalized companies, introduce or reintroduce comparable capabilities; rapid technological change and intense competition; the evolving legal and regulatory treatment of artificial intelligence, data privacy and cybersecurity; the Company’s ability to integrate acquired assets and technologies; the Company’s ability to protect its intellectual property; cybersecurity incidents affecting the Company or its customers; the Company’s dependence on key personnel; risks relating to the limited trading market for, and volatility of, the Company’s common stock, which may be considered a “penny stock,” and potential dilution from future financings; risks relating to the Company’s pending strategic transactions, including that they may not be completed on the anticipated terms or timeline or at all; and the other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its subsequent Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission, available at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

“DATA443,” “All Things Data Security” and “Convaa.ai” are trademarks of Data443 Risk Mitigation, Inc. Apple, iPhone and App Store are trademarks of Apple Inc., registered in the U.S. and other countries and regions; iPhone Duo is a trademark of Apple Inc. Zoom is a trademark of Zoom Communications, Inc.; Slack is a trademark of Slack Technologies, LLC. All other product names, trademarks and registered trademarks are the property of their respective owners. Use of these names, trademarks and brands does not imply endorsement, sponsorship or affiliation.